UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2009

SELECT COMFORT CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442

(Address of principal executive offices)   (Zip Code)

(763) 551-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 19, 2009, Select Comfort Corporation issued a press release announcing results for the fiscal fourth quarter and full-year ended January 3, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company also made available an accompanying schedule provided as support for the press release. This schedule is attached as Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
Exhibit 99.1	Press Release, dated March 19, 2009
Exhibit 99.2	Reported to Adjusted Statements of Operations Data Reconciliation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: March 19, 2009	By:	/s/ Mark A. Kimball
Mark A. Kimball
	Title:	Senior Vice President

INDEX TO EXHIBITS

The exhibits listed in this index are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 19, 2009
99.2	Reported to Adjusted Statements of Operations Data Reconciliation